SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 2, 2003 (April 1, 2003)

Date of Report (Date of Earliest Event Reported)

Brainworks Ventures, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-6334	87-0281240

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Water Place
Suite 190
Atlanta, Georgia 30339

(Address of Principal Executive Offices and Zip Code)

(770) 993-8911

(Registrant’s Telephone Number, Including Area Code)

1200 Abernathy Road, Suite 1800, Atlanta, Georgia 30328

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On April 1, 2003, Brainworks Ventures, Inc. announced that its newly-formed and wholly-owned subsidiary had combined with AssuranceAmerica Corporation, an insurance-oriented holding company. A copy of the Company’s press release announcing the business combination is attached as Exhibit 99.1 to this Current Report.

Item 7. Exhibits

(c)	Exhibits.

No.	Description

99.1	Press Release dated April 1, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2003

BRAINWORKS VENTURES, INC.

By:	/s/ Robert Cormican

Name: Title:	Robert Cormican Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated April 1, 2003.